UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2006
Campbell Alternative Asset Trust
(Exact name of registrant as specified in its charter)

Delaware	000-33311	52-2238521

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

210 West Pennsylvania Avenue, Suite 770,
Towson, Maryland	21204

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	410-296-3301
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Please see the attached letter

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Campbell Alternative Asset Trust
October 11, 2006	By:	Theresa D. Becks
		Name:	Theresa D. Becks
		Title:	Title: Chief Financial Officer, Secretary and Treasurer-Campbell & Company, Inc., Managing Operator

Exhibit Index

Exhibit No.	Description
99.1	Please see attached letter